                                  SCHEDULE 14A
                                 (Rule 14a-101)


           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement

                                              [ ]       Confidential, for use of
[x]  Definitive Proxy Statement                         the Commission only
[ ]  Definitive Additional Materials          (as permitted by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to Rule 14a-ll(c) or Rule 14a-12

                                  UNIVEC, INC.
                                  ------------
                (Name of Registrant as Specified In Its Charter)

                                  UNIVEC, INC.
                                  ------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    (1) Title of each class of securities to which transaction applies:___________________________
    (2) Aggregate number of securities to which transaction applies:__________________________
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1________________________
    (4) Proposed maximum aggregate value of transaction:_____________________
    (5) Total fee paid:__________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-ll(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:$______________
    (2) Form, Schedule or Registration Statement No.: _________________
    (3) Filing Party: _________________
    (4) Date Filed: __________________

                                  UNIVEC, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          to be held on August 24, 2000

To the Stockholders of Univec, Inc.:

         Notice is hereby given that the Annual Meeting of Stockholders of Univec, Inc., a Delaware corporation (the "Company") for the year ending December 31, 1999, will be held on August 24, 2000, at the executive offices of the Company, 22 Dubon Court, Farmingdale, New York 11735, at the hour of 10:00 a.m. This meeting is also being held in lieu of a separate meeting for the fiscal year ending December 31, 1998. The meeting is being held for the following purposes:

         1. To elect six Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

         2.   To approve the adoption of Company's 2000 Stock Option Plan.

         3. To approve a proposed amendment to the Certificate of Incorporation of the Company to increase the authorized Common Stock of the Company from 25,000,000 shares to 75,000,000 shares.

         4. To ratify the appointment of Most Horowitz & Company, LLP as the Company's independent public accountants for the years ending December 31, 1998, 1999, and 2000.

         5. To transact such other business as may properly come before the Annual Meeting or adjournments thereof.

         Only stockholders of record at the close of business on June 26, 2000, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

Farmingdale, New York 11735                   By Order of the Board of Directors
July 17, 2000
                                                         Flora Schoenfeld
                                                         Secretary


                                   IMPORTANT:

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND RETURN IT TO THE COMPANY. THE PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED, AND STOCKHOLDERS EXECUTING PROXIES MAY ATTEND THE MEETING AND VOTE IN PERSON SHOULD THEY SO DESIRE.

                                  UNIVEC, INC.
                                 22 Dubon Court
                           Farmingdale, New York 11735
                                 (516) 777-2000
                          -----------------------------

                                 PROXY STATEMENT
                          -----------------------------

         The Board of Directors of Univec, Inc. (the "Company") presents this Proxy Statement and the enclosed proxy card to all stockholders and solicits their proxies for the Annual Meeting of Stockholders to be held on August 24, 2000. The record date of this proxy solicitation is June 26, 2000 (the "Record Date"). All proxies duly executed and received will be voted on all matters presented at the Annual Meeting in accordance with the instructions given by such proxies. In the absence of specific instructions, proxies so received will be voted for the named nominees for election to the Company's Board of Directors and in favor of proposals 2, 3, and 4 described below. The Board of Directors does not anticipate that any of its nominees will be unavailable for election and does not know of any matters that may be brought before the Annual Meeting other than those listed on the Notice of the Annual Meeting.

         In the event that any other matter should come before the Annual Meeting or that any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matter in accordance with their best judgment. A proxy may be revoked at any time before being voted by sending a new proxy bearing a later date or a revocation notice to the Company at the above address, attn: Secretary, or by notifying the Secretary of the Company at the Annual Meeting. The Company is soliciting these proxies and will pay the entire expense of solicitation, which will be made by use of the mails. This Proxy Statement is being mailed on or about July 18, 2000

         The total number of shares of common stock, $.001 par value ("Common Stock"), of the Company outstanding as of the Record Date, was 5,618,209 shares. The Common Stock is the only outstanding class of securities of the Company entitled to vote. Each share of Common Stock has one vote. Only stockholders of record as of the close of business on June 26, 2000 will be entitled to vote at the Annual Meeting or any adjournments thereof.

         The affirmative vote by holders of a plurality of the votes cast for the election of directors at the Annual Meeting is required for the election of Directors. The affirmative vote of a majority of the votes present in person or by proxy at the Annual Meeting and entitled to vote is required for approval of the 2000 Stock Option Plan and to ratify the appointment of Most Horowitz & Company, LLP, as independent accountants for the years ending December 31, 1998, 1999, and 2000. The affirmative vote of a majority of all outstanding shares of common stock is necessary to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 25,000,000 to 75,000,000. All proxies will be counted for determining the presence of a quorum. Votes withheld in connection with the election of one or more nominees for Director will not be counted as votes cast for such individuals. In addition, where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as "broker non-votes"), those shares will not be included in the vote totals.

         A list of stockholders entitled to vote at the Annual Meeting will be available at the Company's principal office, 22 Dubon Court, Farmingdale, New York 11735, during business hours, for a period of ten (10) days prior to the Annual Meeting for examination by any stockholder. Such list shall also be available at the Annual Meeting.

                    ACTIONS TO BE TAKEN AT THE ANNUAL MEETING

PROPOSAL 1:                ELECTION OF DIRECTORS

         The Directors to be elected at the Annual Meeting will serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. Proxies not marked to the contrary will be voted "FOR" the election to the Board of Directors of the following six persons:

         Set forth below is certain information as of the Record Date concerning each Nominee, including his age, position with the company, present principal occupation, and business experience during the past five years, and the period he has served as a director.

                                                                                                         Director
         Name                     Age                             Position                                 Since
         ----                     ---                             --------                               --------
Alan H. Gold, M.D.                 53     Chief Executive Officer and Director                            August, 1992

Joel Schoenfeld                    55     Chairman of the Board of Directors and Director                 August, 1992

John Frank                         60     Director and a consultant to the Company in the areas           August, 1992
                                          of corporate development and strategic planning

Marla Manowitz                     47     Chief Financial Officer and Director                            April, 1999

Andrew Rosenberg, M.D.             55     Director                                                        November, 1999

Richard Mintz                      55     Director                                                        March, 1999

         ALAN H. GOLD, M.D. has served as Chief Executive Officer of the Company since November 30, 1999 and a Director since the Company's inception in August, 1992. Prior to November, 1999, Dr. Gold served as President of the Company since July, 1996 and as Chairman of the Board of Directors from March, 1999 to November, 1999. Dr. Gold has been a plastic surgeon since 1972 and currently serves as a medical advisor to the United Nations Development Program.

         JOEL SCHOENFELD, the founder of the Company, has been Chairman of the Board of Directors since November 1999 and from the Company's inception until March, 1999. Mr. Schoenfeld was Chief Executive Officer of the Company from its inception in August, 1992 until November 30, 1999. Mr. Schoenfeld was the founder and President of J&B Schoenfeld, a global trading company whose main focus was on the import, export and processing of pelts and hides, specializing in trade with the USSR and Europe.

         In 1988, Mr. Schoenfeld formed the American-Russian International Trading Company, which advised on trade agreements between the USSR and United States. AMRU's broad base of interest and expertise enabled it to take on such diverse projects as a joint venture with the Soviet government and military known as AMRU-STAR, the representation of the Soviet Space Agency to Washington, D.C., the introduction of western advertising to the USSR in conjunction with another American company, Transportation Displays, Inc. ("TDI"), and the construction of a studio producing children's films for international distribution.

         As a result of the political changes in the former USSR, Mr. Schoenfeld sought to further his business strategies. In 1990, he founded Joel Schoenfeld & Associates in Garden City, New York. With affiliate offices in Moscow, San Jose, London, and Boston, the company's purpose was to originate, structure, capitalize, negotiate and advise on the implementation of import and export trade transactions, projects and programs.

         Mr. Schoenfeld has been a commercial attache and a consultant to a number of foreign and multinational governments. Currently, Mr. Schoenfeld is an advisor to United Nations Development Programs. Previously, he served as:

         o        Senior Advisor to the Costa Rican Ambassador to the United
                  Nations

         o Senior Advisor and Coordinator, Chief of Staff to the Chairman of the Committee of States Parties to the International Covenant on Civil and Political Rights to the United Nations

         o Senior Economic and Trade Advisor to the United Nations Commission on Transnational Corporations

         In February, 1999, Mr. Schoenfeld was named in a Federal Grand Jury Indictment filed in the United States District Court for the Southern District of Ohio, Western Division. The indictment alleges that Mr. Schoenfeld, along with four other persons named in the indictment, engaged in conspiracy, wire fraud, and laundering of monetary investments in connection with a commercial transaction in 1991. In November, 1999, Mr. Schoenfeld resigned as Chief Executive Officer and was elected to the position of Chairman of the Board of Directors. Mr. Schoenfeld continues as an employee of the Company.

         JOHN FRANK has been a Director and a consultant to the Company in the areas of corporate development and strategic planning since its inception in August, 1992. Mr. Frank has been Vice President, Strategy and Corporate Development of The Hartford Steam Boiler Inspection and Insurance Co. since February, 2000 and served as Chief Information Officer from August, 1996 through February, 2000. Mr. Frank was Special Projects Manager for Electronic Data Systems Corporation from October, 1994 to August, 1996; Chief Auditor of Travelers Insurance Companies from August, 1993 to September, 1994; principal of Lipera Frank Inc. from September, 1991 to July, 1993; and a partner of Coopers & Lybrand from January, 1982 to September, 1991.

         MARLA MANOWITZ has been a Director since April 30, 1999 and Chief Financial Officer since March 18, 1999. Ms. Manowitz served as head of the Company's internal accounting department since March, 1998. Prior thereto for more than the past five years, Ms. Manowitz was principally engaged as an accountant in her own private practice.

         ANDREW ROSENBERG, M.D. has been a Director since November 30, 1999, and serves as the Vice Chairman, Department of Anesthesiology, Hospital of Joint Diseases, Orthopedic Institute. Dr. Rosenberg has acted as a consultant to the Company since 1998.

         RICHARD MINTZ has been a Director since March 18, 1999. Mr. Mintz is President of Peristaltic Technologies, Inc., a manufacturer of medical infusion pumps and plastic disposable catheters, and Vice President and General Manager of A. K. Allen & Co., Inc./Allen Avionics, Inc., a manufacturer of electronic components and fluid power products, positions he has held for more than the past five years.

         All directors hold office until the annual meeting of stockholders of the Company following their election or until their successors are duly elected and qualified. Officers are appointed by the Board of Directors and serve at its discretion.


                    INFORMATION ABOUT THE BOARD OF DIRECTORS,
                 COMMITTEES OF THE BOARD AND EXECUTIVE OFFICERS

Meetings of the Board of Directors and Information Regarding Committees

         The Board of Directors has one standing committee, an Audit Committee. The Audit Committee is composed of Dr. Gold and Mr. Frank. The duties of the Audit Committee include: recommending the engagement of independent auditors, reviewing and considering actions of management in matters relating to audit functions, reviewing with independent auditors the scope and results of its audit engagement, reviewing reports from various regulatory authorities, reviewing the system of internal controls and procedures of the Company, and reviewing the effectiveness of procedures intended to prevent violations of law and regulations. The Audit Committee held two meetings in 1999.

         The Board of Directors held six meetings in 1999, which include special telephonic meetings as well as Unanimous Written Consents. All Directors attended at least 75% of the total number of Board meetings and meetings of committees on which they served during 1999.

       THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE
               NOMINEES FOR DIRECTORS IN THE FOREGOING PROPOSAL 1


EXECUTIVE COMPENSATION
----------------------

(d)      SUMMARY COMPENSATION

         The following table sets forth the compensation awarded to, earned by or paid to the Company's Chief Executive Officer and each other executive officer of the Company whose salary and bonus for the year ended December 31, 1999 exceeded $100,000.

                                                Annual Compensation          Long-Term Compensation
                                                -------------------          ----------------------
                                                             Other Annual         Securities
Name and Principal Position         Year     Salary          Compensation       Underlying Options
---------------------------         ----     ------          ------------       ------------------
Joel Schoenfeld,                    1999    $221,150(2)           --              1,700,524(3)
Chairman and Chief Executive        1998    $228,142(2)           --              2,145,000(4)(5)
Officer (1)                         1997    $226,189(2)           --                   --

Alan H. Gold, M.D.,                 1999    $  -0-                --                500,000(6)
Chief Executive Officer (5)

-------------------------------------
(1) Joel Schoenfeld served as the Company's Chief Executive Officer from the Company's inception until November 30, 1999 and as Chairman of the Board of Directors since November 30, 1999 and prior to March 1999.

(2) The Company accrues compensation expense for Joel Schoenfeld at a rate of $192,000 per annum, plus benefits, which include a car allowance (approximately $7,900 in 1999, $9,200 in 1998, and $9,800 in 1997) and
         life/disability/health and car insurance (approximately $21,250 in 1999, $27,000 in 1998, and $24,400 in 1997).

(3) During the year ending December 31, 1999, Mr. Schoenfeld was granted the option to convert $204,063 in accrued payroll, into 1,700,524 shares of common stock representing a price of $.12 per share.

(4) Represents the following stock options: (a) options expiring March 28, 2003 to purchase 2,130,000 shares at exercise price of $1.75 per share; and (b) options expiring November 13, 2003 to purchase 15,000 shares at an exercise price of $1.50 per share. The options expiring March 28, 2003 were granted in connection with an extension of Mr. Schoenfeld's employment agreement in September 1998 following the cancellation of a like number of options expiring in April 11, 2007 with an exercise price of $3.50 per share.

(5) Dr. Gold has served as the Company's Chief Executive Officer since November 30, 1999.

(6) Represents options expiring March 28, 2003 exercisable at a price of $1.75 per share which were issued upon cancellation of options granted in 1997 expiring on April 11, 2007, exercisable at a price of $3.50 per share.

         The foregoing table does not include options granted in February, 2000 expiring February 12, 2003, exercisable at a price of $0.59 per share to Mr. Schoenfeld and Dr. Gold, respectively, to purchase 2,130,000 and 500,000 shares.

(b)      EMPLOYMENT AGREEMENTS

         Joel Schoenfeld serves as Chairman of the Board of Directors and as an employee of the Company pursuant to an employment agreement which expires on March 28, 2003. The agreement provides Mr. Schoenfeld with a salary of $192,000 per annum and life, disability and health insurance benefits. The Company also has agreed to reimburse Mr. Schoenfeld for automobile lease payments under his existing vehicle lease, or alternatively, to provide him with an automobile allowance of $10,800 per annum, and at the expiration of the vehicle lease, to pay him the fair market value of the vehicle if he elects to exercise the option to purchase the vehicle pursuant to the lease. The agreement contains a non-competition covenant that prohibits him, directly or indirectly, from engaging in a competitive business (as defined) for a period of twelve months following the termination of his employment. The foregoing restriction does not apply if the Company does not offer to extend or renew his employment following the expiration of his employment agreement on terms not less favorable to him than those set forth in his employment agreement.


(c)      OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

         The following table contains information concerning the grant of stock options to Joel Schoenfeld and Alan H. Gold (the "Named Executive Officers") during the fiscal year ended December 31, 1999.

                              Number of Shares      Percent of Total Options
                             Underlying Options      Granted to Employees in     Exercise Price        Expiration
Name                               Granted                 Fiscal Year              Per Share             Date
-----                              -------                 -----------              ---------             ----
Joel Schoenfeld                1,700,524(1)(2)                59%                     $0.12         November 29, 2003

Alan H. Gold, M.D.               500,000(3)(4)                17%                     $1.75         March 28, 2003

------------
(1) In November, 1999, Joel Schoenfeld was granted the right to convert all or part of his claim of $203,063 for accrued compensation for 1998 and 1999 to a maximum of 1,700,524 shares, representing a price of $0.12 per share.
(2) This amount does not include the grant on February 12, 2000 of an additional 2,130,000 non-qualified options to purchase Common Stock exercisable at $0.59 per share.
(3) Represents options expiring March 28, 2003 exercisable at a price of $1.75 per share which were issued upon cancellation of options granted in 1997 expiring on April 11, 2007, exercisable at a price of $3.50 per share.
(4) This amount does not include the grant on February 12, 2000 of an additional 500,000 non-qualified options to purchase common stock exercisable at $0.59 per share.

         The following table summarizes for each of the Named Executive Officers the total number of unexercised options, if any, held at December 31, 1999, and the aggregate dollar value of in-the-money, unexercised options, held at December 31, 1999. The value of the unexercised, in-the-money options at December 31, 1999, is the difference between their exercise or base price ($0.12), and the fair market value of the underlying Common Stock on December 31, 1999. The closing bid price of the Common Stock on December 31, 1999 was $0.3125.

(D)      AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
         AND FISCAL YEAR END OPTION/SAR VALUES

                                                                                                 Value of Unexercised
                             Shares Acquired Upon             Number of Securities                    In-The-Money
                              Exercise of Options             Underlying Unexercised                  Options at
                              During Fiscal 1999            Options at December 31, 1999           December 31, 1999
                              ------------------            ----------------------------           -----------------
Name                      Number      Value Realized       Exercisable     Unexercisable     Exercisable    Unexercisable
----                      ------      --------------       -----------     -------------     -----------    -------------
Joel Schoenfeld            None            None             3,845,524           None           $327,351          None

Alan H. Gold,              None            None               525,000           None             None            None
M.D.


(E)      REPORT ON REPRICING OF OPTIONS/SAR

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Length of
                                                                                                            Original
                                       Number of                          Exercise                          Option
                                       Securities       Market Price      Price of                          Term
                                       Underlying       of Stock at       Stock at                          Remaining
                                       Options          Time of           Time of           New             at Date of
                     Reprice/          Repriced or      Repricing or      Repricing or      Exercises       Repricing or
Name                 Regrant Date      Amended          Amendment         Amendment         Price           Amendment
------------------------------------------------------------------------------------------------------------------------------------
Alan H. Gold         January, 20,       500,000           1.25              $3.50            $1.75           8.1 years
M.D.                 1999
------------------------------------------------------------------------------------------------------------------------------------
Joel Schoenfeld      September 4,     2,130,000           1.31              $3.50            $1.75           8.5 years
                     1998
------------------------------------------------------------------------------------------------------------------------------------
John Frank           January 20,        250,000           1.25              $3.50            $1.75           8.1 years
                     1999
------------------------------------------------------------------------------------------------------------------------------------

         The Board of Directors approved the replacement of these options to Dr. Gold and Messrs. Schoenfeld and Frank, at an exercise price of $1.75 per share, having concluded that the principal purpose of the Company's stock option program (i.e. to provide an equity incentive to remain in the employment of the Company and to work diligently in its best interests) would not be achieved if those persons held options exercisable above the market price of the Common Stock.



PROPOSAL 2:       APPROVAL OF THE COMPANY'S 2000 STOCK OPTION PLAN

         The Board of Directors of the Company, subject to stockholder approval, has adopted the Company's 2000 Stock Option Plan (the "2000 Plan"), which authorizes the grant of options to purchase an aggregate of 2,250,000 shares of Common Stock. As of June 15, 2000 options to purchase 1,000,000 shares of Common Stock have been granted under the 2000 Plan subject to stockholder approval of the Plan.

         The affirmative vote of a majority of the shares of Common Stock of the Company present in person or by proxy and entitled to vote at the Annual Meeting is required for approval of the 2000 Plan. The Board recommends a vote in favor of the 2000 Plan.

         The Board of Directors has deemed it in the best interest of the Company to establish the 2000 Plan so as to provide employees and other persons involved in the continuing development and success of the Company and its subsidiaries an opportunity to acquire a proprietary interest in the Company by means of grants of options to purchase Common Stock. The 2000 Plan authorizes additional options for grant to eligible participants since only 660,219 options to purchase shares remain available for grant under the Company's Amended 1996 Stock Option Plan and its 1998 Stock Option Plan. It is the opinion of the Board of Directors that by providing the Company's employees and other individuals contributing to the Company and its subsidiaries the opportunity to acquire an equity investment in the Company, the 2000 Plan will maintain and strengthen their desire to remain with the Company, stimulate their efforts on the Company's behalf, and also attract other qualified personnel to provide services on behalf of the Company.

         The following statements summarize certain provisions of the 2000 Plan. All statements are qualified in their entirety by reference to the text of the 2000 Plan, copies of which are available for examination at the Securities and Exchange Commission and at the executive office of the Company, 22 Dubon, Farmingdale, New York 11735.

         The 2000 Plan allows the Company to grant incentive stock options ("ISOs"), as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"), Non-Qualified Stock Options ("NQSOs") not intended to qualify under Section 422(b) of the Code and Stock Appreciation Rights ("SARs"). ISO's, NQSO's and SAR's may be collectively referred to as "Options." The vesting of one or more options granted hereunder may be based on the attainment of specified performance goals of the participant or the performance of the Company, one or more subsidiaries, parent and/or division of one or more of the above. The 2000 Plan is intended to provide the employees, directors, independent contractors and consultants of the Company with an added incentive to commence or continue their services to the Company and to induce them to exert their maximum efforts toward the Company's success. The Board of Directors has deemed it in the best interest of the Company to establish the 2000 Plan so as to provide employees and the other persons listed above the opportunity to acquire a proprietary interest in the Company by means of grants of options to purchase Common Stock. The 2000 Plan is not subject to ERISA.

Eligibility for Participation

         Under the 2000 Plan, ISOs or ISOs in tandem with SARs, which are subject to the requirements set forth in Temp. Reg. Section 14a.422A-1, A-39
(a)-(e), may be granted, from time to time, to employees of the Company, including officers, but excluding directors who are not otherwise employees of the Company. ISOs, NQSOs and SARs (collectively, "Options") may be granted from time to time, under the 2000 Plan, to employees of the Company, officers, directors, independent contractors, consultants and other individuals who are not employees of, but are involved in the continuing development and success of the Company (persons entitled to receive ISOs, NQSOs, and/or SARs are hereinafter referred to as "Participants"). ISOs and ISOs in tandem with SARs may not be granted under the 2000 Plan to any person for whom shares first become exercisable under the 2000 Plan or any other stock option plan of the Company in any calendar year having an aggregate fair market value (measured at the respective time of grant of such options) in excess of $100,000. Any grant in excess of such amount shall be deemed a grant of a NQSO. To date, the Company has approximately 12 employees (4 of whom are also Officers or Directors) who are eligible for grants of one or more types of Options under the 2000 Plan. The Company cannot presently compute the number of non-employees who may be entitled to NQSOs.

Administration

         The 2000 Plan is to be administered by the Board of Directors of the Company and/or by a stock option or compensation committee (the administrator of the 2000 Plan whether the Board of Directors itself or a committee thereof is hereinafter referred to as the "Committee" unless the context otherwise requires) which shall be comprised solely of at least two "outside directors" (as such term is defined under Section 162(m) of the Code. The Committee will have the authority, in its discretion, to determine the persons to whom options shall be granted, the character of such options and the number of shares of Common Stock to be subject to each option. The Board of Directors may administer the 2000 Plan; provided, however, that in the event a Committee has been appointed, the Committee will administer the 2000 Plan with respect to employees included within the term "covered employee" under Section 162(m) of the Code.

Terms of Options

         The Terms of Options granted under the 2000 Plan are to be determined by the Board of Directors or the Committee. Each Option is to be evidenced by a stock option agreement between the Company and the person to whom such option is granted, and is subject to the following additional terms and conditions:

                  (a) Exercise of the Option: The Committee will determine the time periods during which Options granted under the 2000 Plan may be exercised. An Option must be granted within ten (10) years from the date the 2000 Plan was adopted or the date the 2000 Plan is approved by the stockholders of the Company, whichever is earlier. Options will be exercisable in whole or in part at any time during the period but will not have an expiration date later than ten (10) years from the date of grant. Unless otherwise provided in any option agreement issued under the 2000 Plan, any Option granted under the 2000 Plan may be exercisable in whole or in part at any time during the exercise period and except for performance based options, must become fully exercisable within five years from the date of its grant, and not less than 20% of the Option shall become exercisable on an aggregate basis by the end of any of the first five years of the Option. The Committee may, in its sole discretion, accelerate any such vesting period after the grant thereof. Notwithstanding the above, ISOs or SARs granted in tandem with ISOs, granted to holders owning directly or through attribution more than 10% of the Company's Common Stock are subject to the additional restriction that the expiration date shall not be later than five (5) years from the date of grant. An Option is exercised by giving written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased and tendering payment of the purchase price to the Company in cash or certified check, or if permitted by the instrument of grant, with respect to an ISO, or at the discretion of the Committee with respect to NQSOs, by delivery of Common Stock having a fair market value equal to the Option Price, by delivery of an interest bearing promissory note having an original principal balance equal to the Option Price and an interest rate not below the rate which would result in imputed interest under the Code or by a combination of cash, shares of Common Stock and promissory notes. Furthermore, in the case of a NQSO, at the discretion of the Committee, the Participant may have the Company withhold from the Common Stock to be issued upon exercise of the Option that number of shares having a fair market value equal to the exercise price and/or the withholding amount due.

                  (b) Option Price: The option price of an NQSO or an SAR granted in tandem with an NQSO granted pursuant to the 2000 Plan is determined in the sole discretion of the Committee. The option price of an ISO or SAR granted in tandem with an ISO pursuant to the 2000 Plan shall not be less than the fair market value thereof at the date of grant. Such fair market value of an ISO shall be determined by the Committee and, if the Common Stock is listed on a national securities exchange or quoted on The Nasdaq Stock Market, Inc., the fair market value shall be the closing price of the Common Stock, or if closing prices are not available or the Common Stock is quoted on the National Association of Securities Dealers, Inc. ('NASD") OTC Bulletin Board ("OTC Bulletin Board") or otherwise in the over-the-counter market, the mean of the closing bid and asked prices of the Common Stock as reported by The Nasdaq Stock Market, Inc., the NASD, the OTC Bulletin Board or the National Quotation Bureau, Inc., as the case may be, on such date, or if there is no closing price or bid or asked price on that day, the closing price or mean of the closing bid and asked prices on the most recent day preceding the day on which the Option is granted for which such prices are available. ISOs or SARs granted in tandem with ISOs, granted to holders owning directly or through attribution, more than 10% of the Company's Common Stock are subject to the additional restriction that the option price must be at least 110% of the fair market value of the Company's Common Stock on the date of grant.

                  (c) Termination of Employment or Consulting Agreement; Death;
         Disability: Except as provided in the 2000 Plan, or otherwise extended by the Committee in its sole discretion, subject to the last paragraph of this subpart (c), upon the voluntary termination of employment with the Company, or, in the case of a consultant, termination of the consulting relationship prior to the termination of the term thereof a holder of an Option under the 2000 Plan may exercise such Option to the extent such Option was exercisable as of the date of termination or at any time within thirty (30) days after the date of such termination. Except as provided herein, or otherwise determined by the Board of Directors or the Committee in its sole discretion, if such employment or consulting relationship shall terminate for any reason other than death, voluntary termination by the employee or for cause, then such Options may be exercised at anytime within three (3) months after such termination. Notwithstanding the above, unless otherwise determined by the Committee in its sole discretion, any Options granted under the 2000 Plan shall immediately terminate in the event the Optionee is terminated as a result of the Optionee having not adequately performed the services for which he/she/it was hired.

                  Unless extended by the Committee, if the holder of an Option granted under the 2000 Plan dies (i) while employed by the Company or a subsidiary or parent corporation or (ii) within three (3) months after the termination of such holder's employment, such option may be exercised at anytime determined by the Committee, but in no event less than six months of death by a legatee or legatees of such option under such individual's last will or by such individual's estate, to the extent such option was exercisable as of the date of death or date of termination of employment, whichever date is earlier.

                  If the holder of an Option under the 2000 Plan becomes disabled within the definition of Section 22(e)(3) of the Code while employed by the Company or a subsidiary or parent corporation, such Option may be exercised at any time within six months after such holder's termination of employment due to the disability.

                   An Option may not be exercised except to the extent that the holder was entitled to exercise the option at the time of termination of employment or death unless otherwise extended by the Committee in its sole discretion, and in any event it may not be exercised after the original expiration date of the Option.

                  (d) Nontransferability of Options; No Liens: ISOs and SARs granted in tandem with ISOs shall be nontransferable and nonassignable except by will or the laws of intestacy, and any ISO or SAR in tandem with an ISO is exercisable during the lifetime of the Optionee only by the Optionee, or in the event of his or her death, by a person who acquires the right to exercise the Option by bequest or inheritance or by reason of the death of the Optionee. The Board or its Committee has the right to grant options other than ISO's or SAR's in tandem with ISO's which may or may not be transferable or assignable.

         The option agreement may contain such other terms, provisions and conditions not inconsistent with the 2000 Plan as may be determined by the Committee.

Termination, Modification and Amendment

         The 2000 Plan (but not options previously granted under the 2000 Plan) shall terminate ten years from the earlier of the date of its adoption by the Board of Directors or the date the 2000 Plan is approved by the stockholders of the Company. No Option will be granted after termination of the 2000 Plan.

         The Board of Directors of the Company may terminate the 2000 Plan at any time prior to its expiration date, or from time to time make such modifications or amendments of the 2000 Plan, as it deems advisable. However, the Board of Directors may not, without the approval of a majority of the then shares of the capital stock of the Company present in person or by proxy at an Annual or Special Meeting of Stockholders and voting thereon, except under conditions described under "Adjustments Upon Changes in Capitalization," increase the maximum number of shares as to which options may be granted under the 2000 Plan, materially change the standards of eligibility under the 2000 Plan, or adopt a new plan.

         No termination, modification or amendment of the 2000 Plan may adversely affect the terms of any outstanding Options without the consent of the holders of such Options.

Adjustments Upon Changes in Capitalization

         In the event that the number of outstanding shares of Common Stock of the Company is changed by reason of recapitalization, reclassification, stock split, stock dividend, combination, exchange of shares, or the like, the Board of Directors of the Company will make an appropriate adjustment in the aggregate number of shares of Common Stock available under the 2000 Plan, in the number of shares of Common Stock reserved for issuance upon the exercise of then outstanding Options and in the exercise prices of such Options. Any adjustment in the number of shares will apply proportionately only to the unexercised portion of Options granted under the 2000 Plan. Fractions of shares resulting from any such adjustment shall be revised to the next higher whole number of shares.

         In the event of the proposed dissolution or liquidation of substantially all of the assets of the Company, all outstanding Options will automatically terminate, unless otherwise provided by the Board of Directors.

Federal Income Tax Consequences

         The following discussion is only a summary of the principal federal income tax consequences of the Options granted under the 2000 Plan and is based on existing federal law, which is subject to change, in some cases retroactively. This discussion is also qualified by the particular circumstances of individual optionees, which may substantially alter or modify the federal income tax consequences discussed below. Accordingly, optionees should consult their own tax advisors.

         NQSOs. No income will be recognized by an Option recipient upon the grant of an NQSO. On the exercise of an NQSO, the optionee will generally have ordinary income in an amount equal to the excess of the fair market value of the shares acquired over the exercise price. The income recognized by an optionee who is also an employee of the Company will be subject to tax withholding. Upon a later sale of such shares, the optionee will have short-term or long- term capital gain or loss, as the case may be, in an amount equal to the difference between the amount realized on such sale and the tax basis of the shares sold.

         ISOs. No income will be recognized by an Option recipient upon the grant of an ISO. Also, the optionee will recognize no income at the time of exercise (although the optionee will have income for alternative minimum income tax purposes at that time as if the option were an NQSO). If the acquired shares are sold or exchanged after the later of (a) one year from the date of exercise of the options and (b) two years from the date of grant of the option, the difference between the amount realized by the optionee on that sale or exchange and the option price will be taxed to the optionee as a long-term capital gain or loss. If the shares are disposed of before such holding period requirements are satisfied, then the optionee will have ordinary income in the year of disposition equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the Option exercise or the sale of the stock and the optionee will have capital gain or loss, long-term or short-term, as the case may be, in an amount equal to the difference between (i) the amount realized by the optionee upon that disposition of the shares and (ii) the option price paid by the optionee increased by the amount of ordinary income, if any, so recognized by the optionee.

         SARs. The grant of an SAR is generally not a taxable event for the optionee. Upon the exercise of an SAR the optionee will recognize ordinary income in an amount equal to the amount of cash and with respect to SARs granted in tandem with NQSOs, the fair market value of any shares of Common Stock received upon such exercise, and the Company will be entitled to a deduction equal to the same amount. However, if the sale of any shares received would be subject to Section 16(b) of the Securities Exchange Act of 1934, ordinary income attributable to such shares received will be recognized on the date such sale would not give rise to a Section 16(b) action, valued at the fair market value at such later time, unless the optionee has made a Section 83(b) election within 30 days after the date of exercise to recognize ordinary income as of the date of exercise based on the fair market value at the date of exercise.

         The foregoing discussion is only a brief summary of the applicable federal income tax laws as in effect on this date and should not be relied upon as being a complete statement. The federal tax laws are complex, and they are subject to legislative changes and new or revised judicial or administrative interpretations at any time. In addition to the federal income tax consequences described herein, an optionee may also be subject to state and/or local income tax consequences in the jurisdiction in which the grantee works and/or resides.

New Plan Benefits

         As of June 15, 2000, options to purchase 1,000,000 shares of Common Stock had been granted or allocated under the 2000 Plan to the following directors or executive officers:

---------------------------------------------------------------------------------------------------------------------
                                                                                                Options
      Name                                      Position                                        Granted
---------------------------------------------------------------------------------------------------------------------
Alan H. Gold, M.D.              Chief Executive Officer and Director                            300,000
---------------------------------------------------------------------------------------------------------------------
Joel Schoenfeld                 Chairman of the Board of Directors and Director                 300,000
---------------------------------------------------------------------------------------------------------------------
John Frank                      Director and a consultant to the Company in the areas           300,000
                                of corporate development and strategic planning
---------------------------------------------------------------------------------------------------------------------
Marla Manowitz                  Director and Chief Financial Officer and head of the             50,000
                                Company's internal accounting department
---------------------------------------------------------------------------------------------------------------------
Randy Cohen                     Vice-President and General Manager                               50,000
---------------------------------------------------------------------------------------------------------------------

         Each option granted is exercisable at a price of $.675 per share and expires June 13, 2005. The options were granted to Dr. Gold and Messrs. Schoenfeld and Frank were in partial consideration of their joint and several personal guarantees of the Company's equipment lease obligations. See "Certain Transactions" for a description of the guarantee and the equipment lease.


Options Granted to Officers and Directors Outside of Plans

         In November, 1999, Joel Schoenfeld was granted the right to convert all or part of his claim of $204,063 for accrued compensation for 1998 and 1999 to a maximum of 1,700,524 shares, representing a price of $0.12 per share.

         In February, 2000 the Company granted non qualified options expiring February 12, 2003 to purchase the Company's common stock outside any stock option plan, at $0.59 per share, to the following officers and directors: Joel Schoenfeld, 2,130,000; Flora Schoenfeld, 200,000; Dr. Alan Gold, 500,000; John Frank, 500,000; Richard Mintz, 50,000; Andrew Rosenberg, 50,000. The holders of these option have agreed not to exercise them prior to the time the Company has a sufficient number of shares of common stock authorized and not reserved for other purposes. The adoption of Proposal 3 which authorizes an increase in the amount of the Company's authorized Common Stock from 25,00,000 shares to 75,000,000 shares would provide a sufficient number of shares.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE ADOPTION OF THE 2000 STOCK OPTION PLAN (PROPOSAL 2)

PROPOSAL 3:         AMENDMENT OF CERTIFICATE OF INCORPORATION
                    TO INCREASE THE AUTHORIZED COMMON STOCK
                    FROM 25,000,000 TO 75,000,000

         The Board of Directors of the Company has adopted a resolution to amend the Company's Certificate of Incorporation to authorize the Company to increase the number of authorized shares of Common Stock by 50,000,000 shares (from 25,000,000 shares to 75,000,000 shares). The amendment will not affect the par value of the Common Stock, which would remain $0.001 per share.

         The additional Common Stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding Common Stock of the Company. Adoption of the proposed amendment and issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock of the Company, except for effects incidental to increasing the number of shares of the Company's Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock. If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment of the Company's Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

         The Company is presently authorized to issue 2,500 shares of Series A 8% cumulative convertible preferred stock, $0.001 par value per share, 1,000 shares of series B preferred stock, 1,000 shares of series C preferred stock and 4,995,500 shares of "blank check" preferred, $0.001 par value per share. On June 15, 2000, 2,072 shares of series A preferred stock, 402 Series B preferred stock and 250 shares of series C preferred stock were issued and outstanding (collectively, the "Preferred Stock"). The adoption of the proposed amendment would not affect the rights of the holders of the Preferred Stock of the Company, except for effects incidental to increasing the number of shares of the Company's Common Stock outstanding such as dilution of the earnings per share and voting rights of current holders of the Preferred Stock.

         As of June 15, 2000 all 25,000,00 authorized shares of Common Stock were issued and outstanding or reserved for issuance in connection with the Company's Redeemable Warrants, conversions of the Company's Series A, Series B and Series C Preferred Stock, a litigation reserve, and upon exercise of other outstanding warrants and options, exclusive of (i) an additional 2,250,000 shares which are intended to be reserved for issuance upon exercise of options issued or issuable pursuant to the 2000 Stock Option Plan, subject to stockholder approval and (ii) an additional 3,485,941 shares issuable upon exercise of options granted in February, 2000 outside of any plan to officers and directors who have agreed not to exercise these options until the Company has authorized a number of shares not reserved for other purposes that is sufficient for the exercise of the options.

         If the proposal to increase the number of shares of authorized Common Stock is not adopted, there would be an insufficient number of shares available for issuance upon exercise of options to purchase shares granted or that may be granted in the future under the 2000 Stock Option Plan or upon exercise of the other options granted in March 2000 and it would not be possible to reserve or issue shares for these purposes.

          In addition to providing a sufficient number of shares of Common Stock for the 2000 Stock Option Plan and upon exercise of the options granted in March 2000, the additional Common Stock would be available for dividends with respect to the Company's Preferred Stock and for other stock dividends. Additional shares of Common Stock would also provide needed flexibility for future financial and capital requirements so that proper advantage could be taken of propitious market conditions and possible business acquisitions. Additional shares would be available for issuance for these and other purposes, which may include employee benefit programs, subject to the laws of the State of Delaware, at the discretion of the Board of Directors of the Company without, in most cases, the delays and expenses attendant to obtaining further stockholder approval. To the extent required by Delaware law, stockholder approval will be solicited in the event shares of Common Stock are to be issued in connection with a merger. The Board of Directors has no present plans for a stock split or a business acquisition in which shares of Common Stock would be issued, but the Company may issue additional shares of Common Stock from time to time to raise capital. Additional shares of Common Stock could also be used to discourage hostile takeover attempts of the Company. The additional shares could be privately placed, thereby diluting the stock ownership of persons seeking to obtain control of the Company.

Amendment to Restated Certificate

         If approved, the first sentence of Paragraph 4 of the Restated Certificate of Incorporation would be amended and restated as follows:

         "The total number of shares of capital stock which the Corporation shall have authority to issue is 80,000,000 shares, of which 5,000,000 shares shall be designated as preferred stock each having a par value of $0.001 per share (the "Preferred Stock"), and 75,000,000 shares shall be designated as common stock, each having a par value of $0.001 per share (the "Common Stock").

         The affirmative vote of shareholders holding a majority of the outstanding shares of common stock is required for approval of this amendment to the Company's certificate of incorporation.


THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF AND URGES YOU TO VOTE "FOR" THE PROPOSED AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION DESCRIBED IN PROPOSAL 3.


PROPOSAL 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         On April 6, 1999, the Company engaged Most Horowitz & Company, LLP as its principal accountant to audit the Company's financial statements for the fiscal years ending December 31, 1998 and 1999. Most Horowitz & Company, LLP has completed its audit report of the financial statements for the fiscal years ending December 31, 1998 and 1999 and has been engaged to audit the 2000 financial statements.

         Most Horowitz & Company, LLP have no financial interest, either direct or indirect, in the Company. A representative of Most Horowitz & Company, LLP is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement if they desire to do so.

         Most Horowitz & Co was initially engaged after Richard A. Eisner & Company resigned on March 22, 1999 as the Company's independent accountant of record for the 1998 calendar year before rendering an audit report. Previously, on April 17, 1998, the Company dismissed Coopers & Lybrand, LLP, the Company's independent public accountants since 1992, to reduce professional fees.

         The reports of Coopers & Lybrand, LLP on the financial statements for the fiscal years ended December 31, 1996 and 1997 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory note concerning the Company's ability to continue as a going concern as a result of recurring losses from operations since its inception.

         The decision to dismiss Coopers & Lybrand, LLP was approved by the Board of Directors.

         During the Company's last two fiscal years and the subsequent interim periods through the date of Coopers & Lybrand, LLP's dismissal and Richard A. Eisner & Company's resignation, there were no disagreements with either former accountant, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants, would have caused either firm to make reference to the subject matter of the disagreements in connection with its report.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE
        RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS (PROPOSAL 4)

OTHER MATTERS

         The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice of Annual Meeting and described in this Proxy Statement. Unless otherwise directed, all shares represented by Board of Directors' proxies will be voted in favor of the proposals of the Board of Directors described in this Proxy Statement. If any other matters come before the Annual Meeting, the persons named in the accompanying Proxy will vote on those matters according to their best judgment.

Security Ownership and Certain Beneficial Owners and Management

         The following table sets forth certain information concerning the beneficial ownership of the Common Stock as of June 15, 2000 by (i) each stockholder known by the Company to be a beneficial owner of more than five percent of the outstanding Common Stock, (ii) each director of the Company and each Named Executive Officer and (iii) all directors and officers as a group.

                                                          Amount and         Percentage of Common
                                                       Nature of Beneficial    Stock Beneficially
Name                                                     Ownership(1)              Owned (2)
Joel and Flora Schoenfeld(3)........................     7,226,612 (4)(5)       59.16%(6)
Alan H. Gold, M.D.(3)...............................     1,409,888 (4)(7)       21.14%(8)
John Frank(9) ......................................     1,549,375 (10)         23.61%(11)
Marla Manowitz(12)..................................        60,600 (13)           *
Richard Mintz(14)...................................       118,000 (15)           *
Andrew Rosenberg(16)................................       114,000 (17)           *
All directors and executive officers as a group
 (7 persons)........................................    10,478,475 (18)( 19)   72.86 %(20)

------------
* Less than 1%

(1) Unless otherwise indicated, each person has sole investment and voting power with respect to the shares indicated, subject to community property laws, where applicable. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above as of June 15, 2000, any security which such person or group of persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing the percentage ownership for such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2) Except as otherwise stated, calculated on the basis of 5,618,209 shares of Common Stock issued and outstanding on June 26, 2000.

(3)     Address is c/o the Company, 22 Dubon Court, Farmingdale, New York 11735.

(4) All of the shares owned by Dr. Gold have been pledged to secure certain indebtedness to Joel Schoenfeld. Dr. Gold retains voting and dispositive power with respect to the pledged shares until the occurrence of a default in the payment of the indebtedness secured by the pledged shares. Accordingly, the pledged shares have been included in the number of shares beneficially owned by Dr. Gold and excluded from the number of shares beneficially owned by Mr. Schoenfeld.

(5) Includes 6,158,858 shares upon exercise of presently exercisable options, 432,885 shares issuable upon conversion of Series A Preferred Stock, and 4,000 shares issuable upon exercise of the Company's Redeemable Common Stock Purchase Warrants.

(6) Calculated on the basis of 12,213,952 of Common Stock issued and outstanding.

(7) Includes 1,025,000 shares upon exercise of presently exercisable options and 27,555 shares issuable upon conversion of Series A Preferred Stock.

(8) Calculated on the basis of 6,670,764 shares of Common Stock issued and outstanding.

(9) Address is c/o The Hartford Steam Boiler Insurance & Inspection Co., P.O. Box 5204, One State Street, Hartford, Connecticut 06102-5024.

(10) Includes 778,236 shares issuable upon exercise of options, and 166,000 shares issuable upon exercise of the Company's Redeemable Common Stock Purchase Warrants.

(11) Calculated on the basis of 6,562,445 shares of Common Stock issued and outstanding.

(12)     Address is c/o the Company, 22 Dubon Court, Farmingdale, NY 11735.

(13)     Includes 50,000 shares upon exercise of presently exercisable options.

(14) Address is c/o Sonic Industries, Inc., 225 Henrietta Avenue, Oceanside, New York 11572.

(15)     Includes 50,000 shares upon exercise of presently exercisable options.

(16)     Address is c/o the Company, 22 Dubon Court, Farmingdale, NY  11735.

(17)     Includes 70,000 shares upon exercise of presently exercisable options.

(18) For purposes of this calculation, shares of Common Stock beneficially owned by more than one person have only been included once.

(19) Includes 8,132,094 shares issuable upon exercise of presently exercisable options. See footnotes (5)(7)(10)(13)(15) and (17).

(20) Calculated on the basis of 14,380,743 shares of Common Stock issued and outstanding.

Executive Officers and Significant Employees

         The names, ages and business backgrounds of the executive officers and other significant employees of the Company who are not nominees for Director are as follows:

     Name              Age              Office                  Officer Since
     ----              ---              ------                  -------------
Flora Schoenfeld *      53        Treasurer and Secretary         August 1992

-------------

* Flora Schoenfeld is the wife of Joel Schoenfeld, Chairman of the Board and Chief Executive Officer of the Company.

Certain Transactions

         In November 1999, Joel Schoenfeld, the former Chief Executive Officer of the Company and current Chairman of the Board of Directors, and Flora Schoenfeld, Treasurer/ Secretary, were granted the right to convert $204,063 and $24,000, respectively, in accrued payroll due to them to 1,900,524 shares of common stock of the Company representing a price of $.12 per share. In addition, Mr. John Frank, Director, was granted the right to convert a loan of $25,000 due to him by the Company, plus interest and some expenses, into 223,600 shares of common stock of the Company representing a price of $.12 per share which conversion rights were exercised on January 28, 2000. On January 29, 2000, Mr. Schoenfeld exercised his right to convert $50,000 of the amount due to him into 416,666 shares of Common Stock.

         On March 15, 2000, Dr. Alan Gold, the Current Chief Executive Officer; Joel Schoenfeld, the former Chief Executive Officer of the Company and current Chairman of the Board of Directors; and John Frank, a director, jointly and severally guaranteed the Company's obligation in connection with an equipment lease with the Business Alliance Capital Corporation ("BACC"). The Company sold equipment for an aggregate sales price of $360,777, net of expenses of $74,223, and leased back the equipment. The lease requires equal monthly payments of $12,083 for three years. In partial consideration for the guarantee, the Company issued 300,000 options to each guarantor under the 2000 Stock Option Plan. These option exprire June 13, 2005 and are exercisable at a price of $0.675 per share.


Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Officers, Directors and persons who own more than ten percent of a registered class of the Company's equity securities within specified time periods to file certain reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, Directors and ten percent stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of copies of such reports received by the Company and written representations from such persons concerning the necessity to file such reports, the Company is not aware of any failures to file reports or report transactions in a timely manner during the fiscal years ended December 31, 1998 and 1999.

Expenses

         The entire cost of preparing, assembling, printing and mailing this Proxy Statement, the enclosed Proxy and other materials, and the cost of soliciting Proxies with respect to the Annual Meeting, will be borne by the Company. The Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expenses of such solicitations. The original solicitation of proxies by mail may be supplemented by telephone and telegram by officers and other regular employees of the Company, but no additional compensation will be paid to such individuals.

Stockholder Proposals

         No person who intends to present a proposal for action at a forthcoming stockholders' meeting of the Company may seek to have the proposal included in the proxy statement or form of proxy for such meeting unless that person (a) is a record beneficial owner of at least 1% or $1,000 in market value of shares of Common Stock, has held such shares for at least one year at the time the proposal is submitted, and such person shall continue to own such shares through the date on which the meeting is held, (b) provides the Company in writing with his name, address, the number of shares held by him and the dates upon which he acquired such shares with documentary support for a claim of beneficial ownership, (c) notifies the Company of his intention to appear personally at the meeting or by a qualified representative under Delaware law to present his proposal for action, and (d) submits his proposal timely. A proposal to be included in the proxy statement or proxy for the Company's next annual meeting of stockholders, will be submitted timely only if the proposal has been received at the Company's principal executive office no later than April 1, 2001. If the date of such meeting is changed by more than 30 calendar days from the date such meeting is scheduled to be held under the Company's By-Laws, or if the proposal is to be presented at any meeting other than the next annual meeting of stockholders, the proposal must be received at the Company's principal executive office at a reasonable time before the solicitation of proxies for such meeting is made.

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





         Even if the foregoing requirements are satisfied, a person may submit only one proposal with a supporting statement of not more than 500 words, if the latter is requested by the proponent for inclusion in the proxy materials, and under certain circumstances enumerated in the Securities and Exchange Commission's rules relating to the solicitation of proxies, the Company may be entitled to omit the proposal and any statement in support thereof from its proxy statement and form of proxy.


                              AVAILABLE INFORMATION

         Copies of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999 as filed with the Securities and Exchange Commission, including the financial statements, can be obtained without charge by stockholders (including beneficial owners of the Company's Common Stock) upon written request to Flora Schoenfeld, Company's Secretary, Univec, Inc., 22 Dubon Court, Farmingdale, New York 11735 or on the Commission's Web Site at www.sec.gov.

                                            By Order of the Board of Directors

                                            Flora Schoenfeld, Secretary

Farmingdale, New York 11735
July 17, 2000




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
                                  UNIVEC, INC.
                                 22 Dubon Court
                           Farmingdale, New York 11735


                                      PROXY

        The undersigned, a holder of Common Stock of Univec, Inc., a Delaware corporation (the "Company"), hereby appoints Joel Schoenfeld and Flora Schoenfeld, and each of them, the proxy of the undersigned, with full power of substitution, to attend, represent and vote for the undersigned, all of the shares of the Company which the undersigned would be entitled to vote, at the Annual Meeting of Stockholders of the Company to be held on August 24, 2000 and any adjournments thereof, as follows:

1. The election of six Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

        [ ] FOR all nominees listed below
        [ ] WITHHOLD AUTHORITY to vote for all nominees listed below. (Instructions: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH OR OTHERWISE STRIKE OUT HIS OR HER NAME BELOW)

        Dr. Alan H. Gold, Joel Schoenfeld, John Frank, Richard Mintz, Marla Manowitz and Dr. Andrew Rosenberg.

2.      The adoption of the Company's 2000 Stock Option Plan

        [ ] FOR              [ ] AGAINST                  [ ] ABSTAIN

3. The proposed amendment to the Certificate of Incorporation of the Company to increase the authorized Common Stock of the Company from 25,000,000 shares to 75,000,000 shares.

        [ ] FOR              [ ] AGAINST                  [ ] ABSTAIN

4. The ratification of the appointment of Most Horowitz & Company as the Company's independent public accountants for the years ending December 31, 1998, 1999 and 2000.

        [ ] FOR              [ ] AGAINST                  [ ] ABSTAIN




5. Upon such other matters as may properly come before the meeting or any adjournments thereof.



        The undersigned hereby revokes any other proxy to vote at such Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitations hereby, said proxies are authorized to vote in accordance with their best judgment.

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE OTHER SIDE HEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE SIX DIRECTORS NAMED IN PROPOSAL 1 AND FOR THE ADOPTION OF PROPOSALS 2, 3, AND 4, AND AS SAID PROXIES SHALL DEEM ADVISABLE ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING.



        The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting dated July 17, 2000 relating to the Annual Meeting.


                                                  ______________________________
                                                  Signature(s) of Stockholder(s)

        The signature(s) hereon should correspond exactly with the name(s) of the Stockholder(s) appearing on the Stock Certificate. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporate name, and give title of signing officer.

Date:_________________________________________, 2000


              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                                  UNIVEC, INC.

                  PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE.








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